UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2017

*

This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Local Currency Fund. Each remaining series of the Registrant has a fiscal year end other than October 31st.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2017

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

EML-ANN

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Bond exposure (i)

Issuer country weightings of bonds (i)(x)
South Africa	15.4%
Indonesia	15.1%
Mexico	14.6%
Brazil	10.7%
Russia	6.8%
Peru	5.8%
Poland	4.9%
Hungary	4.9%
Colombia	4.9%
Other Countries	16.9%

Fixed income sectors (i)
Sovereign Emerging Markets	93.5%
Other Government Entity-Emerging Markets Quasi Government	5.1%
Emerging Markets Corporate Bonds	3.8%
Supranational	0.4%
Government Securities Hedge (t)	(9.8)%

Currency exposure (i)(y)

Currency exposure weightings (i)(y)
Indonesian Rupiah	11.5%
Polish Zloty	8.9%
Brazilian Real	8.9%
Russian Ruble	8.5%
Mexican Peso	8.0%
Colombian Peso	7.6%
Malaysian Ringgit	7.6%
Turkish Lira	7.1%
South African Rand	6.7%
Other Currencies	25.2%

Composition including fixed income credit quality (a)(i)
AA	0.4%
A	20.6%
BBB	50.2%
BB	11.1%
B	1.2%
Not Rated	9.5%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	9.1%
Other	(2.2)%

Portfolio Composition – continued

Portfolio facts (i)
Average Duration (d)	4.1
Average Effective Maturity (m)	6.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts with a bond equivalent exposure of (8.0)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2017, Class A shares of the MFS Emerging Markets Debt Local Currency Fund (“fund”) provided a total return of 4.62%, at net asset value. This compares with a return of 5.18% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, at period’s end. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below-average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Management Review – continued

Factors Affecting Performance

Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the fund’s yield curve (y) positioning in Turkish, Hungarian, Mexican and Malaysian issues was a primary detractor from performance. Additionally, a lesser foreign currency exposure to both the Polish zloty and Hungarian forint also weighed on relative returns.

The fund’s lesser allocation to Mexican peso-denominated holdings, and greater allocation to Peruvian sol-denominated holdings, contributed to relative performance. Security selection also supported relative results over the reporting period, with positive contributions from Latin American and Mexican holdings.

Respectfully,

Portfolio Manager(s)

Ward Brown and Matt Ryan

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/11	4.62%	(2.24)%	(1.21)%
B	9/15/11	3.84%	(2.97)%	(1.94)%
C	9/15/11	3.99%	(2.97)%	(1.94)%
I	9/15/11	4.88%	(2.04)%	(0.99)%
R1	9/15/11	3.99%	(2.94)%	(1.92)%
R2	9/15/11	4.51%	(2.48)%	(1.44)%
R3	9/15/11	4.92%	(2.18)%	(1.15)%
R4	9/15/11	5.03%	(1.99)%	(0.94)%
R6	12/03/12	5.15%	N/A	(2.16)%
Comparative benchmark(s)
JPMorgan Government Bond Index Emerging Markets Global Diversified (f)		5.18%	(1.58)%	(0.06)%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.17%	(3.08)%	(1.91)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.16)%	(3.29)%	(1.94)%
C With CDSC (1% for 12 months) (v)		2.99%	(2.97)%	(1.94)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less

Performance Summary – continued

than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2017 through October 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Expenses Paid During Period (p) 5/01/17-10/31/17
A	Actual	1.11%	$1,000.00	$1,019.75	$5.65
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
B	Actual	1.86%	$1,000.00	$1,015.96	$9.45
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
C	Actual	1.86%	$1,000.00	$1,017.40	$9.46
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
I	Actual	0.86%	$1,000.00	$1,021.02	$4.38
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R1	Actual	1.86%	$1,000.00	$1,017.39	$9.46
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
R2	Actual	1.36%	$1,000.00	$1,019.94	$6.92
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
R3	Actual	1.11%	$1,000.00	$1,022.66	$5.66
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
R4	Actual	0.86%	$1,000.00	$1,022.48	$4.38
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R6	Actual	0.76%	$1,000.00	$1,023.01	$3.88
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

10/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 89.2%
Issuer	Shares/Par		Value ($)
Argentina - 1.7%
Letras del Banco Central de la Republica Argentina, 0%, 11/15/2017	ARS	82,834,000	$4,637,739
Republic of Argentina, 22.75%, 3/05/2018	ARS	10,283,320	576,302

			$5,214,041
Austria - 0.2%
JBS Investments GmbH, 7.25%, 4/03/2024		$765,000	$755,438

Brazil - 10.1%
Nota do Tesouro Nacional, 10%, 1/01/2021	BRL	75,706,000	$23,749,436
Nota do Tesouro Nacional, 10%, 1/01/2023	BRL	25,417,000	7,906,199

			$31,655,635
Chile - 0.3%
GNL Quintero S.A., 4.634%, 7/31/2029		$780,000	$812,175

Colombia - 3.5%
Empresas Publicas de Medellin, 8.375%, 11/08/2027 (z)	COP	6,009,000,000	$1,975,313
Titulos de Tesoreria, “B”, 6%, 4/28/2028	COP	6,000,200,000	1,866,225
Titulos de Tesoreria, “B”, 7%, 5/04/2022	COP	8,907,000,000	3,044,780
Titulos de Tesoreria, “B”, 10%, 7/24/2024	COP	10,014,500,000	3,939,410

			$10,825,728
Hungary - 4.9%
Republic of Hungary, 5.5%, 6/24/2025	HUF	1,984,830,000	$9,178,691
Republic of Hungary, 3%, 10/27/2027	HUF	1,569,520,000	6,146,279

			$15,324,970
India - 4.6%
Adani Transmission Ltd., 4%, 8/03/2026 (n)		$527,000	$529,257
Government of India, 8.12%, 12/10/2020	INR	479,490,000	7,722,623
Government of India, 7.61%, 5/09/2030	INR	385,260,000	6,126,450

			$14,378,330
Indonesia - 14.7%
Republic of Indonesia, 8.25%, 7/15/2021	IDR	141,164,000,000	$11,017,297
Republic of Indonesia, 7%, 5/15/2022	IDR	294,752,000,000	22,200,123
Republic of Indonesia, 7%, 5/15/2027	IDR	53,541,000,000	4,012,861
Republic of Indonesia, 9%, 3/15/2029	IDR	35,368,000,000	2,966,348

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Indonesia - continued
Republic of Indonesia, 7.5%, 8/15/2032	IDR	54,135,000,000	$4,065,364
Republic of Indonesia, 7.5%, 5/15/2038	IDR	25,495,000,000	1,914,592

			$46,176,585
Kazakhstan - 0.2%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$612,000	$601,786

Malaysia - 4.9%
Government of Malaysia, 3.26%, 3/01/2018	MYR	19,043,000	$4,502,069
Government of Malaysia, 3.759%, 3/15/2019	MYR	14,506,000	3,451,037
Government of Malaysia, 3.795%, 9/30/2022	MYR	15,622,000	3,698,272
Government of Malaysia, 4.232%, 6/30/2031	MYR	15,951,000	3,678,507

			$15,329,885
Mexico - 9.2%
America Movil S.A.B. de C.V., 6%, 6/09/2019	MXN	24,440,000	$1,233,553
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		$608,000	624,720
Petroleos Mexicanos, 9.1%, 1/27/2020	MXN	23,727,400	1,247,383
Petroleos Mexicanos, 7.47%, 11/12/2026	MXN	23,983,900	1,111,185
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028 (n)	MXN	26,990,000	1,376,012
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028	MXN	3,000,000	152,947
United Mexican States, 6.5%, 6/09/2022	MXN	163,690,000	8,351,782
United Mexican States, 8%, 6/11/2020	MXN	87,440,000	4,666,142
United Mexican States, 8%, 12/07/2023	MXN	182,950,000	9,963,805

			$28,727,529
Nigeria - 0.0%
Afren PLC, 10.25%, 4/08/2019 (a)(d)		$693,819	$125

Peru - 5.7%
Banco de Credito del Peru, 4.85%, 10/30/2020 (n)	PEN	10,087,000	$3,101,067
Bonos de Tesoreria, 8.2%, 8/12/2026	PEN	19,194,000	7,237,594
Bonos de Tesoreria, 6.15%, 8/12/2032	PEN	4,124,000	1,326,402
El Fondo Mivivienda S.A., 7%, 2/14/2024	PEN	10,346,000	3,342,040
Inkia Energy Ltd., 8.375%, 4/04/2021		$710,000	729,348
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		1,387,000	1,417,791
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		725,000	761,975

			$17,916,217

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Poland - 4.9%
Government of Poland, 5.75%, 9/23/2022	PLN	22,885,000	$7,162,978
Government of Poland, 2.5%, 7/25/2026	PLN	32,086,000	8,236,695

			$15,399,673
Russia - 6.6%
Russian Federation, 6.4%, 5/27/2020	RUB	355,388,000	$5,956,760
Russian Federation, 7.5%, 8/18/2021	RUB	269,562,000	4,632,521
Russian Federation, 4.25%, 6/23/2027 (n)		$1,200,000	1,223,004
Russian Federation, 8.5%, 9/17/2031	RUB	201,522,000	3,730,294
Russian Federation, 7.7%, 3/23/2033	RUB	309,894,000	5,312,393

			$20,854,972
Serbia - 0.1%
Republic of Serbia, 6.75%, 11/01/2024		$438,550	$446,225

South Africa - 9.4%
Eskom Holdings SOC Ltd., 7.85%, 4/02/2026	ZAR	28,000,000	$1,698,814
Republic of South Africa, 7.75%, 2/28/2023	ZAR	196,014,000	13,485,125
Republic of South Africa, 10.5%, 12/21/2026	ZAR	68,507,000	5,249,026
Republic of South Africa, 7%, 2/28/2031	ZAR	77,201,000	4,358,327
Republic of South Africa, 6.5%, 2/28/2041	ZAR	21,605,000	1,040,072
Transnet Ltd., 10.5%, 9/17/2020	ZAR	20,000,000	1,451,458
Transnet SOC Ltd., 9.5%, 5/13/2021 (n)	ZAR	9,960,000	678,030
Transnet SOC Ltd., 9.5%, 5/13/2021	ZAR	22,700,000	1,545,310

			$29,506,162
Sri Lanka - 0.8%
Government of Sri Lanka, 11.5%, 8/01/2026	LKR	345,000,000	$2,382,525

Supranational - 0.4%
Banque Ouest Africaine de Developpement, 5%, 7/27/2027 (n)		$1,301,000	$1,353,040

Thailand - 4.2%
Government of Thailand, 2.125%, 12/17/2026	THB	170,392,000	$5,032,565
Kingdom of Thailand, 3.875%, 6/13/2019	THB	259,884,000	8,125,122

			$13,157,687
Turkey - 0.8%
Republic of Turkey, 10.6%, 2/11/2026	TRY	10,545,000	$2,646,292

United Arab Emirates - 0.4%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)		$1,245,000	$1,272,158

Portfolio of Investments – continued

Issuer					Shares/Par		Value ($)
Bonds - continued
United States - 0.3%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)						$937,000	$989,322

Uruguay - 1.3%
Oriental Republic of Uruguay, 9.875%, 6/20/2022					UYU	41,620,000	$1,518,555
Oriental Republic of Uruguay, 9.875%, 6/20/2022 (n)					UYU	27,319,000	996,766
Republic of Uruguay, 4.375%, 12/15/2028					UYU	37,257,641	1,488,230

							$4,003,551
Total Bonds (Identified Cost, $278,413,413)							$279,730,051

Common Stocks - 0.1%
Energy - Independent - 0.1%
Frontera Energy Corp. (Identified Cost, $1,265,281)						8,187	$244,777

Underlying/ Expiration Date/ Exercise Price	Put/ Call	Counterparty		Notional Amount	Par Amount of Contracts
Call Options Purchased - 0.0%
JPY Currency - November 2017 @ $110.60 (Premiums Paid, $13,625)	Call	Goldman Sachs International	JPY	350,603,000	JPY	350,603,000	$0

Issuer					Shares/Par
Investment Companies (h) - 10.4%
Money Market Funds - 10.4%
MFS Institutional Money Market Portfolio, 1.13% (v) (Identified Cost, $32,456,631)						32,459,265	$32,459,265

Other Assets, Less Liabilities - 0.3%							986,609
Net Assets - 100.0%							$313,420,702

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $32,459,265 and $279,974,828, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,924,928, representing 4.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Empresas Publicas de Medellin, 8.375%, 11/08/2027	10/31/17	$1,995,371	$1,975,313
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

COIBR	Colombia Overnight Interbank Reference Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
JIBAR	Johannesburg Interbank Reference Rate
PLC	Public Limited Company
PRIBOR	Prague Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstani Tenge
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 10/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CLP	1,915,260,000	USD	3,002,210	JPMorgan Chase Bank N.A.	11/2/2017	$7,075
CLP	3,335,754,000	USD	5,228,134	Morgan Stanley Capital Services, Inc.	11/2/2017	13,054
CNH	21,558,000	USD	3,106,537	JPMorgan Chase Bank N.A.	12/11/2017	135,912
CZK	1,778,000	USD	72,782	BNP Paribas S.A.	10/9/2018	9,370
CZK	99,984,000	USD	4,515,806	Deutsche Bank AG	12/4/2017	29,634
CZK	73,983,000	USD	3,122,498	Goldman Sachs International	11/14/2018	301,529
CZK	43,448,000	USD	1,882,876	JPMorgan Chase Bank N.A.	10/9/2018	124,627
EUR	2,840,000	USD	3,127,970	JPMorgan Chase Bank N.A.	11/14/2018	260,337
HUF	103,681,000	USD	388,575	Citibank N.A.	1/12/2018	640
INR	565,944,002	USD	8,717,585	Barclays Bank PLC	11/1/2017	19,995
KRW	392,575,000	USD	348,429	Barclays Bank PLC	11/15/2017	1,996
KZT	541,349,000	USD	1,550,033	Citibank N.A.	1/4/2018	43,633
MYR	16,160,000	USD	3,808,357	Barclays Bank PLC	11/13/2017	6,958
PLN	761,000	USD	208,287	Citibank N.A.	1/12/2018	884
RUB	81,568,000	USD	1,392,977	Goldman Sachs International	11/8/2017	388
THB	26,432,000	USD	792,850	JPMorgan Chase Bank N.A.	11/17/2017	2,548
TWD	1,420,000	USD	46,777	JPMorgan Chase Bank N.A.	11/15/2017	332
USD	8,798,378	INR	565,944,002	Barclays Bank PLC	11/1/2017	60,798
USD	723,609	IDR	9,802,730,000	Barclays Bank PLC	11/30/2017	2,432
USD	3,265,549	TWD	97,813,000	Barclays Bank PLC	12/8/2017	17,131
USD	49,256	TRY	185,816	Barclays Bank PLC	1/12/2018	1,291
USD	319,694	TRY	1,199,000	Brown Brothers Harriman	1/12/2018	10,191
USD	3,111,386	EUR	2,659,000	Deutsche Bank AG	1/12/2018	961
USD	1,425,786	TRY	5,313,000	Deutsche Bank AG	1/12/2018	54,317
USD	209,160	CZK	4,530,000	Goldman Sachs International	1/12/2018	2,545
USD	7,802,644	HUF	2,028,597,724	Goldman Sachs International	1/12/2018	187,352
USD	1,685,202	MXN	32,262,000	Goldman Sachs International	1/12/2018	22,513

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	169,269	PLN	608,000	Goldman Sachs International	1/12/2018	$2,152
USD	3,009,711	CLP	1,915,260,000	JPMorgan Chase Bank N.A.	11/2/2017	426
USD	227,200	RUB	13,205,659	JPMorgan Chase Bank N.A.	11/8/2017	1,618
USD	320,322	THB	10,594,000	JPMorgan Chase Bank N.A.	11/17/2017	1,525
USD	2,736,008	PEN	8,863,298	JPMorgan Chase Bank N.A.	11/24/2017	11,937
USD	10,662,076	IDR	144,475,392,004	JPMorgan Chase Bank N.A.	11/30/2017	33,164
USD	975,554	BRL	3,110,567	JPMorgan Chase Bank N.A.	12/4/2017	28,568
USD	3,214,987	EUR	2,709,774	JPMorgan Chase Bank N.A.	1/12/2018	45,168
USD	8,388,017	MXN	159,378,197	JPMorgan Chase Bank N.A.	1/12/2018	174,128
USD	11,002,663	ZAR	152,702,663	JPMorgan Chase Bank N.A.	1/12/2018	331,567
USD	6,546,532	CLP	4,157,048,000	Morgan Stanley Capital Services, Inc.	11/2/2017	14,915
USD	1,087,275	MYR	4,597,000	Morgan Stanley Capital Services, Inc.	11/24/2017	2,443
USD	5,197,921	BRL	16,752,379	Morgan Stanley Capital Services, Inc.	12/4/2017	97,796
USD	14,842	MXN	282,211	Morgan Stanley Capital Services, Inc.	1/12/2018	298

						$2,064,148

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
BRL	3,411,151	USD	1,070,400	JPMorgan Chase Bank N.A.	12/4/2017	$(31,903)
BRL	466,000	USD	146,587	Morgan Stanley Capital Services, Inc.	12/4/2017	(4,717)
CLP	1,915,260,000	USD	3,009,002	JPMorgan Chase Bank N.A.	11/30/2017	(524)
CLP	931,806,000	USD	1,498,201	Morgan Stanley Capital Services, Inc.	11/2/2017	(34,133)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
CLP	5,073,557,000	USD	7,986,261	Morgan Stanley Capital Services, Inc.	11/30/2017	$(16,749)
COP	39,320,131,885	USD	13,252,041	Morgan Stanley Capital Services, Inc.	12/19/2017	(383,093)
CZK	334,856,000	USD	15,361,072	JPMorgan Chase Bank N.A.	12/4/2017	(137,957)
EUR	41,000	USD	48,814	Deutsche Bank AG	1/12/2018	(853)
JPY	358,420,000	USD	3,210,297	Goldman Sachs International	1/12/2018	(46,454)
KRW	3,461,421,000	USD	3,096,222	Barclays Bank PLC	11/15/2017	(6,450)
MXN	29,802,679	USD	1,555,174	Brown Brothers Harriman	1/12/2018	(19,230)
MXN	23,448,000	USD	1,210,174	Citibank N.A.	1/12/2018	(1,732)
MXN	60,031,957	USD	3,097,097	JPMorgan Chase Bank N.A.	1/12/2018	(3,224)
MXN	7,285,000	USD	377,098	Morgan Stanley Capital Services, Inc.	1/12/2018	(1,650)
MYR	23,330,633	USD	5,529,241	Morgan Stanley Capital Services, Inc.	11/24/2017	(23,513)
PEN	8,003,338	USD	2,465,600	JPMorgan Chase Bank N.A.	11/24/2017	(5,832)
PHP	54,287,000	USD	1,060,252	JPMorgan Chase Bank N.A.	11/17/2017	(9,673)
PLN	1,088,000	USD	303,975	Brown Brothers Harriman	1/12/2018	(4,923)
PLN	49,062,561	USD	13,619,946	JPMorgan Chase Bank N.A.	1/12/2018	(134,417)
RON	38,938,405	USD	10,056,633	JPMorgan Chase Bank N.A.	11/17/2017	(204,299)
RUB	8,410,000	USD	146,140	Barclays Bank PLC	11/8/2017	(2,478)
RUB	174,847,792	USD	3,035,788	JPMorgan Chase Bank N.A.	11/8/2017	(48,994)
RUB	140,063,000	USD	2,394,950	JPMorgan Chase Bank N.A.	11/29/2017	(10,189)
THB	582,639,904	USD	17,631,978	JPMorgan Chase Bank N.A.	11/17/2017	(99,045)
TRY	6,403,000	USD	1,697,954	Barclays Bank PLC	1/12/2018	(45,119)
TRY	2,425,567	USD	643,036	Deutsche Bank AG	1/12/2018	(16,913)
TRY	72,381,559	USD	19,182,053	JPMorgan Chase Bank N.A.	1/12/2018	(497,878)
TWD	3,008,000	USD	100,767	Barclays Bank PLC	11/15/2017	(976)
USD	9,899,632	KRW	11,289,416,000	Barclays Bank PLC	11/15/2017	(177,652)
USD	5,450,284	INR	355,443,002	Barclays Bank PLC	11/30/2017	(17,780)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
USD	498,828	PLN	1,815,000	Brown Brothers Harriman	1/12/2018	$(51)
USD	1,097,829	ZAR	15,787,000	Brown Brothers Harriman	1/12/2018	(5,390)
USD	3,132,090	EUR	2,688,000	Goldman Sachs International	1/12/2018	(12,258)
USD	933,319	PLN	3,414,459	Goldman Sachs International	1/12/2018	(5,193)
USD	3,185,020	EUR	2,840,000	Goldman Sachs International	11/14/2018	(203,288)
USD	1,433,454	KRW	1,633,321,000	JPMorgan Chase Bank N.A.	11/15/2017	(24,499)
USD	6,470,779	TWD	195,094,000	JPMorgan Chase Bank N.A.	11/15/2017	(1,486)
USD	1,297,522	KRW	1,469,535,000	JPMorgan Chase Bank N.A.	11/24/2017	(14,277)
USD	3,039,595	CNH	21,558,000	JPMorgan Chase Bank N.A.	12/11/2017	(202,855)
USD	1,874,055	CZK	45,226,000	JPMorgan Chase Bank N.A.	10/9/2018	(215,600)
USD	3,066,017	CZK	73,983,000	JPMorgan Chase Bank N.A.	11/14/2018	(358,010)
USD	172,175	CLP	110,512,000	Morgan Stanley Capital Services, Inc.	11/2/2017	(1,464)
USD	463,531	COP	1,416,550,000	Morgan Stanley Capital Services, Inc.	12/19/2017	(87)
ZAR	22,615,000	USD	1,677,281	Brown Brothers Harriman	1/12/2018	(96,910)
ZAR	21,525,861	USD	1,596,367	Goldman Sachs International	1/12/2018	(92,107)

						$(3,221,825)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	173	$20,273,438	December - 2017	$189,090

Liability Derivatives
Interest Rate Futures
German Euro Bund 10 yr	Short	EUR	30	$5,687,378	December - 2017	$(39,558)
U.S. Treasury Bond 10 yr	Short	USD	36	4,821,188	December - 2017	(22,068)

						$(61,626)

Portfolio of Investments – continued

Uncleared Swap Agreements

Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation/ (Depreciation)	Net Unamortized Upfront Payments/ (Receipts)	Value
Asset Derivatives
Interest Rate Swap Agreements
7/29/21	COP	4,000,000,000	Goldman Sachs International	6.58%/quarterly	4.793% FLR (COIBR)/quarterly	$68,046	$—	$68,046
9/06/21	COP	8,000,000,000	Goldman Sachs International	6.275%/quarterly	5.074% FLR (COIBR)/quarterly	115,577	—	115,577
4/06/22	CZK	32,031,000	JPMorgan Chase Bank	0.54% FLR (6 months PRIBOR)/semi annually	0.695%/annually	45,211	—	45,211
2/18/26	ZAR	8,315,000	JPMorgan Chase Bank	8.715%/quarterly	7.058% FLR (3 months JIBAR)/quarterly	19,950	—	19,950
2/22/26	ZAR	30,000,000	JPMorgan Chase Bank	8.82%/quarterly	7.05% FLR (3 months JIBAR)/quarterly	85,372	—	85,372

						$334,156	$—	$334,156

Credit Default Swap Agreements
12/20/22	USD	3,313,000	Goldman Sachs International	(1)	1.00%/quarterly	$(2,396)	$128,833	$126,437

						$331,760	$128,833	$460,593

Cleared Swap Agreements

Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Unrealized Appreciation/ (Depreciation)	Net Unamortized Upfront Payments/ (Receipts)	Value
Asset Derivatives
Interest Rate Swap Agreements
5/31/22	MXN	119,356,000	centrally cleared	7.25%/28 days	7.3763% FLR (28 day TIIE)/28 days	$8,485	$—	$8,485

Portfolio of Investments – continued

Cleared Swap Agreements - continued

Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Unrealized Appreciation/ (Depreciation)	Net Unamortized Upfront Payments/ (Receipts)	Value
Liability Derivatives
Interest Rate Swap Agreements
6/14/22	MXN	68,064,000	centrally cleared	6.95%/28 days	7.3773% FLR (28 day TIIE)/28 days	$(38,528)	$—	$(38,528)
10/10/22	MXN	59,865,000	centrally cleared	7.17%/28 days	7.38% FLR (28 day TIIE)/28 days	(6,784)	—	(6,784)
10/20/22	MXN	60,574,000	centrally cleared	7.21%/28 days	7.3836% FLR (28 day TIIE)/28 days	(1,407)	—	(1,407)
5/17/19	ZAR	41,548,000	centrally cleared	7.14%/28 days	7.058% FLR (3 months JIBAR)/quarterly	(5,278)	—	(5,278)
10/12/19	ZAR	42,838,000	centrally cleared	6.915%/quarterly	7.025% FLR (3 months JIBAR)/quarterly	(22,712)	—	(22,712)
5/23/22	ZAR	41,475,000	centrally cleared	7.335%/quarterly	7.05% FLR (3 months JIBAR)/quarterly	(44,006)	—	(44,006)
5/24/22	ZAR	41,070,000	centrally cleared	7.275%/quarterly	7.05% FLR (3 months JIBAR)/quarterly	(50,658)	—	(50,658)
10/11/22	ZAR	54,000,000	centrally cleared	7.35%/quarterly	7.008% FLR (3 months JIBAR)/quarterly	(68,546)	—	(68,546)
10/13/22	ZAR	42,746,000	centrally cleared	7.275%/quarterly	7.025% FLR (3 months JIBAR)/quarterly	(63,925)	—	(63,925)

						$(301,844)	$—	$(301,844)

						$(293,359)	$—	$(293,359)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of South Africa, 5.5%, 3/09/20, an A rated bond. The fund entered into the contract to buy issuer protection.

At October 31, 2017, the fund had cash collateral of $1,356,373 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $279,692,319)	$279,974,828
Investments in affiliated issuers, at value (identified cost, $32,456,631)	32,459,265
Cash	300,104
Restricted cash for
Forward foreign currency exchange contracts	220,000
Deposits with brokers for
Cleared swaps	895,068
Futures contracts	241,305
Receivables for
Forward foreign currency exchange contracts	2,064,148
Daily variation margin on open futures contracts	12,387
Daily variation margin on open cleared swap agreements	13,802
Investments sold	3,192,804
Fund shares sold	283,654
Interest	5,570,487
Uncleared swaps, at value (net unamortized premiums paid, $128,833)	460,593
Receivable from investment adviser	83,732
Other assets	6
Total assets	$325,772,183
Liabilities
Payables for
Distributions	$7,090
Forward foreign currency exchange contracts	3,221,825
Investments purchased	8,490,943
Fund shares reacquired	47,505
Payable to affiliates
Shareholder servicing costs	137,871
Distribution and service fees	74
Payable for independent Trustees’ compensation	21
Deferred country tax expense payable	108,775
Accrued expenses and other liabilities	337,377
Total liabilities	$12,351,481
Net assets	$313,420,702
Net assets consist of
Paid-in capital	$328,001,883
Unrealized appreciation (depreciation) (net of $82,562 deferred country tax)	(939,330)
Accumulated net realized gain (loss)	(11,096,212)
Accumulated distributions in excess of net investment income	(2,545,639)
Net assets	$313,420,702
Shares of beneficial interest outstanding	44,783,892

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,186,108	312,530	$6.99
Class B	192,368	27,467	7.00
Class C	490,616	70,121	7.00
Class I	7,355,022	1,053,536	6.98
Class R1	56,457	8,056	7.01
Class R2	59,567	8,508	7.00
Class R3	60,118	8,580	7.01
Class R4	282,016	40,272	7.00
Class R6	302,738,430	43,254,822	7.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.30 [100 / 95.75 x $6.99]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$20,819,537
Dividends from affiliated issuers	262,495
Dividends	44,528
Foreign taxes withheld	(352,983)
Total investment income	$20,773,577
Expenses
Management fee	$2,350,997
Distribution and service fees	14,263
Shareholder servicing costs	540,665
Administrative services fee	59,338
Independent Trustees’ compensation	9,159
Custodian fee	279,035
Shareholder communications	20,222
Audit and tax fees	78,589
Legal fees	4,726
Miscellaneous	202,314
Total expenses	$3,559,308
Reduction of expenses by investment adviser and distributor	(1,196,060)
Net expenses	$2,363,248
Net investment income (loss)	$18,410,329
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $185,994 country tax)	$1,794,428
Affiliated issuers	(6,163)
Futures contracts	45,329
Swap agreements	1,402,936
Forward foreign currency exchange contracts	(315,290)
Foreign currency	238,510
Net realized gain (loss)	$3,159,750
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $135,842 decrease in deferred country tax)	$(2,888,879)
Affiliated issuers	2,634
Futures contracts	(109,991)
Swap agreements	(2,129,016)
Forward foreign currency exchange contracts	243,403
Translation of assets and liabilities in foreign currencies	(166,500)
Net unrealized gain (loss)	$(5,048,349)
Net realized and unrealized gain (loss)	$(1,888,599)
Change in net assets from operations	$16,521,730

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/17	10/31/16
Change in net assets
From operations
Net investment income (loss)	$18,410,329	$18,555,513
Net realized gain (loss)	3,159,750	(15,348,566)
Net unrealized gain (loss)	(5,048,349)	28,826,040
Change in net assets from operations	$16,521,730	$32,032,987
Distributions declared to shareholders
From net investment income	$(14,403,566)	$(7,431,849)
From tax return of capital	—	(7,151,677)
Total distributions declared to shareholders	$(14,403,566)	$(14,583,526)
Change in net assets from fund share transactions	$(7,524,036)	$(13,466,970)
Total change in net assets	$(5,405,872)	$3,982,491
Net assets
At beginning of period	318,826,574	314,844,083
At end of period (including accumulated distributions in excess of net investment income of $2,545,639 and $5,157,731, respectively)	$313,420,702	$318,826,574

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.96	$6.61	$8.62	$9.01		$9.10	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.36	$0.37	$0.11		$0.49	$0.44
Net realized and unrealized gain (loss)	(0.06)	0.27	(1.97)	(0.38)		(0.08)	(0.73)
Total from investment operations	$0.32	$0.63	$(1.60)	$(0.27)		$0.41	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.14)	$(0.02)	$(0.01)		$—	$(0.24)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.14)	(0.39)	(0.11)		(0.50)	(0.17)
Total distributions declared to shareholders	$(0.29)	$(0.28)	$(0.41)	$(0.12)		$(0.50)	$(0.44)
Net asset value, end of period (x)	$6.99	$6.96	$6.61	$8.62		$9.01	$9.10
Total return (%) (r)(s)(t)(x)	4.77	9.82	(19.03)	(3.01	)(n)	4.78	(3.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.46	1.47	2.68	(a)	1.95	1.76
Expenses after expense reductions (f)	1.10	1.10	1.12	1.25	(a)	1.24	1.23
Net investment income (loss)	5.56	5.45	4.93	5.02	(a)	5.54	4.41
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$2,186	$2,835	$2,723	$4,159		$4,773	$11,247

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.32	$0.32	$0.09		$0.43	$0.37
Net realized and unrealized gain (loss)	(0.06)	0.26	(1.98)	(0.38)		(0.09)	(0.73)
Total from investment operations	$0.27	$0.58	$(1.66)	$(0.29)		$0.34	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)	$(0.02)	$(0.01)		$—	$(0.19)
From net realized gain on investments	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.11)	(0.33)	(0.09)		(0.43)	(0.14)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.35)	$(0.10)		$(0.43)	$(0.36)
Net asset value, end of period (x)	$7.00	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(t)(x)	3.99	8.96	(19.62)	(3.19	)(n)	3.97	(3.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.21	2.23	3.45	(a)	2.71	2.49
Expenses after expense reductions (f)	1.85	1.85	1.86	2.00	(a)	2.00	2.00
Net investment income (loss)	4.77	4.73	4.19	4.24	(a)	4.80	3.66
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$192	$205	$185	$303		$296	$417

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.32	$0.09		$0.43	$0.38
Net realized and unrealized gain (loss)	(0.06)	0.27	(1.98)	(0.38)		(0.09)	(0.74)
Total from investment operations	$0.27	$0.58	$(1.66)	$(0.29)		$0.34	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)	$(0.02)	$(0.01)		$—	$(0.19)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.11)	(0.33)	(0.09)		(0.43)	(0.14)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.35)	$(0.10)		$(0.43)	$(0.36)
Net asset value, end of period (x)	$7.00	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(t)(x)	3.99	8.99	(19.62)	(3.19	)(n)	3.97	(3.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.20	2.28	3.44	(a)	2.71	2.55
Expenses after expense reductions (f)	1.85	1.85	1.87	2.00	(a)	2.00	2.00
Net investment income (loss)	4.76	4.65	4.17	4.26	(a)	4.80	3.88
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$491	$560	$803	$1,745		$1,835	$1,927

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.96	$6.61	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.38	$0.42	$0.12		$0.52	$0.46
Net realized and unrealized gain (loss)	(0.06)	0.27	(2.01)	(0.38)		(0.09)	(0.71)
Total from investment operations	$0.33	$0.65	$(1.59)	$(0.26)		$0.43	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.15)	$(0.03)	$(0.01)		$—	$(0.25)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.15)	(0.40)	(0.12)		(0.52)	(0.19)
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.43)	$(0.13)		$(0.52)	$(0.47)
Net asset value, end of period (x)	$6.98	$6.96	$6.61	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	4.88	10.09	(18.92)	(2.94	)(n)	5.02	(2.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.20	1.52	2.44	(a)	1.71	1.47
Expenses after expense reductions (f)	0.86	0.85	0.89	1.00	(a)	1.00	1.00
Net investment income (loss)	5.51	5.67	5.21	5.26	(a)	5.80	4.56
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$7,355	$1,965	$997	$28,918		$29,263	$27,883

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.98	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.32	$0.32	$0.09		$0.43	$0.34
Net realized and unrealized gain (loss)	(0.06)	0.27	(1.98)	(0.38)		(0.09)	(0.70)
Total from investment operations	$0.27	$0.59	$(1.66)	$(0.29)		$0.34	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)	$(0.02)	$(0.01)		$—	$(0.19)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.11)	(0.33)	(0.09)		(0.43)	(0.14)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.35)	$(0.10)		$(0.43)	$(0.36)
Net asset value, end of period (x)	$7.01	$6.98	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	3.99	9.15	(19.62)	(3.19	)(n)	3.97	(3.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.21	2.22	3.44	(a)	2.71	2.49
Expenses after expense reductions (f)	1.85	1.85	1.86	2.00	(a)	2.00	2.00
Net investment income (loss)	4.78	4.71	4.21	4.25	(a)	4.80	3.41
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$56	$60	$55	$103		$104	$97

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.34	$0.36	$0.11		$0.48	$0.39
Net realized and unrealized gain (loss)	(0.06)	0.28	(1.98)	(0.39)		(0.09)	(0.70)
Total from investment operations	$0.31	$0.62	$(1.62)	$(0.28)		$0.39	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.14)	$(0.02)	$(0.01)		$—	$(0.22)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.13)	(0.37)	(0.10)		(0.48)	(0.16)
Total distributions declared to shareholders	$(0.28)	$(0.27)	$(0.39)	$(0.11)		$(0.48)	$(0.41)
Net asset value, end of period (x)	$7.00	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	4.51	9.54	(19.21)	(3.06	)(n)	4.50	(3.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.71	1.86	2.95	(a)	2.21	2.00
Expenses after expense reductions (f)	1.36	1.35	1.38	1.50	(a)	1.50	1.50
Net investment income (loss)	5.26	5.19	4.60	4.76	(a)	5.37	3.93
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$60	$55	$69	$422		$436	$109

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.37	$0.37	$0.11		$0.49	$0.42
Net realized and unrealized gain (loss)	(0.06)	0.26	(1.97)	(0.38)		(0.08)	(0.70)
Total from investment operations	$0.33	$0.63	$(1.60)	$(0.27)		$0.41	$(0.28)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.14)	$(0.02)	$(0.01)		$—	$(0.24)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.14)	(0.39)	(0.11)		(0.50)	(0.17)
Total distributions declared to shareholders	$(0.29)	$(0.28)	$(0.41)	$(0.12)		$(0.50)	$(0.44)
Net asset value, end of period (x)	$7.01	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	4.92	9.81	(19.00)	(3.00	)(n)	4.76	(3.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.46	1.38	2.69	(a)	1.96	1.74
Expenses after expense reductions (f)	1.10	1.10	1.11	1.25	(a)	1.25	1.25
Net investment income (loss)	5.64	5.46	5.01	5.01	(a)	5.56	4.21
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$60	$301	$262	$140		$143	$120

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.38	$0.39	$0.12		$0.52	$0.44
Net realized and unrealized gain (loss)	(0.05)	0.27	(1.97)	(0.38)		(0.09)	(0.69)
Total from investment operations	$0.34	$0.65	$(1.58)	$(0.26)		$0.43	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.15)	$(0.03)	$(0.01)		$—	$(0.25)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.15)	(0.40)	(0.12)		(0.52)	(0.19)
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.43)	$(0.13)		$(0.52)	$(0.47)
Net asset value, end of period (x)	$7.00	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	5.03	10.08	(18.79)	(2.94	)(n)	5.02	(2.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.21	1.22	2.44	(a)	1.71	1.49
Expenses after expense reductions (f)	0.86	0.85	0.86	1.00	(a)	1.00	1.00
Net investment income (loss)	5.54	5.71	5.22	5.26	(a)	5.81	4.41
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$282	$55	$50	$100		$104	$99

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	10/31/17	10/31/16	10/31/15	10/31/14 (z)		7/31/14	7/31/13 (i)
Net asset value, beginning of period	$6.97	$6.62	$8.63	$9.02		$9.11	$10.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.39	$0.38	$0.12		$0.52	$0.33
Net realized and unrealized gain (loss)	(0.06)	0.27	(1.96)	(0.38)		(0.08)	(0.96)
Total from investment operations	$0.35	$0.66	$(1.58)	$(0.26)		$0.44	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.16)	$(0.03)	$(0.01)		$—	$(0.19)
From net realized gain	—	—	—	—		—	(0.03)
From tax return of capital	—	(0.15)	(0.40)	(0.12)		(0.53)	(0.14)
Total distributions declared to shareholders	$(0.32)	$(0.31)	$(0.43)	$(0.13)		$(0.53)	$(0.36)
Net asset value, end of period (x)	$7.00	$6.97	$6.62	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	5.15	10.19	(18.75)	(2.93	)(n)	5.06	(6.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.11	0.96	2.39	(a)	1.67	1.46	(a)
Expenses after expense reductions (f)	0.75	0.75	0.80	0.95	(a)	0.96	0.96	(a)
Net investment income (loss)	5.88	5.81	5.12	5.33	(a)	5.84	4.96	(a)
Portfolio turnover	126	80	102	28	(n)	116	188
Net assets at end of period (000 omitted)	$302,738	$312,790	$309,700	$95		$98	$94

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, December 3, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period August 1, 2014 through October 31, 2014. The fund changed its fiscal year-end from July 31 to October 31 effective for the period ending October 31, 2014.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Local Currency Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with

Notes to Financial Statements – continued

such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$244,777	$—	$—	$244,777
Non-U.S. Sovereign Debt	—	268,062,327	—	268,062,327
Foreign Bonds	—	11,667,724	—	11,667,724
Mutual Funds	32,459,265	—	—	32,459,265
Total	$32,704,042	$279,730,051	$—	$312,434,093

Other Financial Instruments
Futures Contracts – Assets	$189,090	$—	$—	$189,090
Futures Contracts – Liabilities	(61,626)	—	—	(61,626)
Swap Agreements – Assets	—	469,078	—	469,078
Swap Agreements – Liabilities	—	(301,844)	—	(301,844)
Forward Foreign Currency Exchange Contracts – Assets	—	2,064,148	—	2,064,148
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,221,825)	—	(3,221,825)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging

Notes to Financial Statements – continued

can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2017 as reported in the Statement of Assets and Liabilities:

		Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$189,090	$(61,626)
Interest Rate	Interest Rate Swaps	342,641	(301,844)
Foreign Exchange	Forward Foreign Currency Exchange	2,064,148	(3,221,825)
Foreign Exchange	Purchased Currency Options	0	—
Credit	Credit Default Swaps	126,437	—
Total		$2,722,316	$(3,585,295)

(a)	The values for futures contracts and cleared swap agreements presented in this table correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Investments (Purchased Options)
Interest Rate	$45,329	$1,735,502	$—	$—
Foreign Exchange	—	—	(315,290)	(16,008)
Equity	—	—	—	(317,786)
Credit	—	(332,566)	—	—
Total	$45,329	$1,402,936	$(315,290)	$(333,794)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Investments (Purchased Options)
Interest Rate	$(109,991)	$(2,213,931)	$—	$—
Foreign Exchange	—	—	243,403	(13,625)
Equity	—	—	—	—
Credit	—	84,915	—	—
Total	$(109,991)	$(2,129,016)	$243,403	$(13,625)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$12,387	$—
Swaps, at value	460,593	—
Cleared Swap Agreements (a)	13,802	—
Forward Foreign Currency Exchange Contracts	2,064,148	(3,221,825)
Purchased Options	0	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$2,550,930	$(3,221,825)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	35,559	—
Total Gross Amount of Derivative Assets and Liabilites Subject to a Master Netting Agreement or Similar Arrangement	$2,515,371	$(3,221,825)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$110,601	$(110,601)	$—	$—	$—
Brown Brothers Harriman	10,191	(10,191)	—	—	—
Citibank N.A.	45,157	(1,732)	—	—	43,425
Deutsche Bank AG	84,912	(17,766)	—	—	67,146
Goldman Sachs International	826,539	(359,300)	—	(340,000)	127,239
JPMorgan Chase Bank	1,309,465	(1,309,465)	—	—	—
Morgan Stanley	128,506	(128,506)	—	—	—
Total	$2,515,371	$(1,937,561)	$—	$(340,000)	$237,810

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(250,455)	$110,601	$—	$—	$(139,854)
Brown Brothers Harriman	(126,504)	10,191	—	—	(116,313)
Citibank N.A.	(1,732)	1,732	—	—	—
Deutsche Bank AG	(17,766)	17,766	—	—	—
Goldman Sachs International	(359,300)	359,300	—	—	—
JPMorgan Chase Bank	(2,000,662)	1,309,465	—	—	(691,197)
Morgan Stanley	(465,406)	128,506	—	220,000	(116,900)
Total	$(3,221,825)	$1,937,561	$—	$220,000	$(1,064,264)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on

Notes to Financial Statements – continued

the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2017, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/17	Year ended 10/31/16
Ordinary income (including any short-term capital gains)	$14,403,566	$7,431,849
Tax return of capital (b)	—	7,151,677
Total distributions	$14,403,566	$14,583,526

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/17
Cost of investments	$315,189,398
Gross appreciation	9,010,692
Gross depreciation	(12,628,976)
Net unrealized appreciation (depreciation)	$(3,618,284)
Undistributed ordinary income	856,710
Capital loss carryforwards	(10,335,789)
Other temporary differences	(1,483,818)

As of October 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(7,487,866)
Long-Term	(2,847,923)
Total	$(10,335,789)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/17	Year ended 10/31/16
Class A	$97,775	$57,955	$—	$55,771
Class B	7,491	3,530	—	3,396
Class C	17,305	9,738	—	9,371
Class I	134,514	24,140	—	23,229
Class R1	1,961	1,003	—	966
Class R2	2,245	1,214	—	1,168
Class R3	9,447	5,994	—	5,769
Class R4	5,094	1,173	—	1,129
Class R6	14,127,734	7,327,102	—	7,050,878
Total	$14,403,566	$7,431,849	$—	$7,151,677

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period November 1, 2016 through February 27, 2017, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement terminated on February 27, 2017. For the period November 1, 2016 through February 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective February 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2017, this management fee reduction amounted to $24,417, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.84%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2019. For the year ended October 31, 2017, this reduction amounted to $1,171,625, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $199 for the year ended October 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,751
Class B	0.75%	0.25%	1.00%	1.00%	2,151
Class C	0.75%	0.25%	1.00%	1.00%	4,960
Class R1	0.75%	0.25%	1.00%	1.00%	561
Class R2	0.25%	0.25%	0.50%	0.50%	282
Class R3	—	0.25%	0.25%	0.25%	558
Total Distribution and Service Fees					$14,263

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2017, this rebate amounted to $18 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2017, were as follows:

Amount
Class A	$—
Class B	803
Class C	42

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2017, the fee was $1,467, which equated to 0.0005% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $15,829.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), under which each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including subaccounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended October 31, 2017, these costs for the fund amounted to $523,369 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2017 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2017, the fee paid by the fund under this agreement was $560 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

At October 31, 2017, MFS held approximately 100%, 96%, and 95% of the outstanding shares of Class R1, Class R2, and Class R3, respectively.

(4) Portfolio Securities

For the year ended October 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $343,384,055 and $357,773,777, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	186,507	$1,321,588	149,189	$1,013,894
Class B	11,692	80,301	20,461	140,533
Class C	15,947	111,174	26,757	179,355
Class I	1,072,541	7,593,699	233,242	1,603,561
Class R2	348	2,459	319	2,034
Class R3	2,764	19,215	3,490	22,978
Class R4	31,739	228,528	—	—
Class R6	2,721,084	18,529,084	2,185,075	14,378,141
	4,042,622	$27,886,048	2,618,533	$17,340,496

Notes to Financial Statements – continued

	Year ended 10/31/17		Year ended 10/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	13,917	$96,022	16,518	$110,729
Class B	431	2,987	565	3,783
Class C	1,944	13,494	1,846	12,363
Class I	17,146	120,765	2,801	19,027
Class R1	282	1,961	294	1,969
Class R2	323	2,245	355	2,365
Class R3	1,370	9,419	1,753	11,763
Class R4	722	5,094	344	2,302
Class R6	2,030,353	14,082,325	2,144,624	14,353,088
	2,066,488	$14,334,312	2,169,100	$14,517,389

Shares reacquired
Class A	(294,989)	$(2,061,948)	(170,251)	$(1,140,971)
Class B	(14,069)	(100,178)	(19,569)	(134,757)
Class C	(28,217)	(193,670)	(69,558)	(440,564)
Class I	(318,588)	(2,175,924)	(104,457)	(684,673)
Class R1	(854)	(5,645)	—	—
Class R2	(1)	(4)	(3,228)	(21,585)
Class R3	(38,721)	(275,941)	(1,664)	(11,009)
Class R4	(74)	(523)	—	—
Class R6	(6,393,496)	(44,930,563)	(6,243,447)	(42,891,296)
	(7,089,009)	$(49,744,396)	(6,612,174)	$(45,324,855)

Net change
Class A	(94,565)	$(644,338)	(4,544)	$(16,348)
Class B	(1,946)	(16,890)	1,457	9,559
Class C	(10,326)	(69,002)	(40,955)	(248,846)
Class I	771,099	5,538,540	131,586	937,915
Class R1	(572)	(3,684)	294	1,969
Class R2	670	4,700	(2,554)	(17,186)
Class R3	(34,587)	(247,307)	3,579	23,732
Class R4	32,387	233,099	344	2,302
Class R6	(1,642,059)	(12,319,154)	(1,913,748)	(14,160,067)
	(979,899)	$(7,524,036)	(1,824,541)	$(13,466,970)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the Lifetime 2035 Fund were the owners of record of approximately 36%, 31%, 18%, 4%, 2%, 2%, 2%, and 1% respectively, of the value

Notes to Financial Statements – continued

of outstanding voting shares of the fund. In addition, the MFS Lifetime 2040 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2017, the fund’s commitment fee and interest expense were $2,138 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		29,171,511	189,356,939	(186,069,185)	32,459,265

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,163)	$2,634	$—	$262,495	$32,459,265

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Local Currency Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Debt Local Currency Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of October 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Local Currency Fund (one of the series constituting the MFS Series Trust X) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning * (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh * (age 63)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2017, Mr. Gunning will retire as Trustee and Chair of Trustees, and, as of January 1, 2018, Mr. Kavanaugh will become Chair of Trustees.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee. Effective January 1, 2018, Mr. Kavanaugh is no longer a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Ward Brown
Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Effective January 1, 2018, Mr. Kavanaugh will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of October 31, 2017 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2017 and 2016, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Emerging Markets Debt Local Currency Fund	57,241	55,597

For the fiscal years ended October 31, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund	0	0	9,851	9,711	7,436	7,337

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Trust*	1,603,983	1,612,499	0	0	101,450	116,023

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities#	1,854,720	1,871,170

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the MFS Emerging Markets Debt Local Currency Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2017

*	Print name and title of each signing officer under his or her signature.